Exhibit 10.6

FORM OF AMENDMENT

AMENDMENT TO THE CONTRACT FOR MARKETING ELECTRIC ENERGY IN THE REGULATED ENVIRONMENT CCEAR Nº 28500 - PRODUCT 2020-25.

By this contract and in due legal form, on the one side, CELSE - CENTRAIS ELETRICAS DE SERGIPE S.A., a company authorized to generate electricity, with registered office at ODOVIA CESAR FRANCO SE 100, S/N, RURAL, BARRA DOS COQUEIROS - SE, taxpayer identification number CNPJ/MF 23.758.522/0001-52, hereinafter referred to as SELLER, and on the other side, [__________], company holder of concession for the provision of services of public distribution of electricity, with registered office at [__________], taxpayer identification number [__________], hereinafter referred to as “BUYER”, and collectively as PARTIES, and separately as PARTY, herein represented by their undersigned legal representatives, pursuant to their constitutional documents;

WHEREAS:

a) The PARTIES executed the Contract for the Marketing of Electricity in the Regulated Environment - CCEAR No. 28500, in the availability mode, relative to the 21st Auction for the Purchase of Electricity from New Generation Undertakings, promoted by the National Electricity Agency - ANEEL, and held on April 30, 2015, in accordance with Auction Notice No. 003/2015-ANEEL relative to the undertaking PORTO DE SERGIPE;

(b) The change in the following characteristics of said thermal power plant has been determined to the detriment of issuance of official letter 188/2016-SCG/ANEEL dated 07/06/2016:

i. The location of the development will be in the Municipality of Barra dos Coqueiros, State of Sergipe.

ii. The restricted interest system shall now consist of three circuits at 25 KV and one circuit at 24 KV, for exclusive use, up to the Elevator Substation, consisting of three 25/500 KV transformers with 420 MVA, and one transformer, 24/500 KV with 700 MVA, and a transmission line, at 500 KV, double circuit, with approximately thirty-four kilometers of extension interconnected to the Elevator Substation to the 500 KV bus of the Jardim Substation, under the responsibility of Companhia Hidroelétrica do São Francisco (CHESF); and

iii. The indexation of the fuel price will go from Henry Hub, with Factor “i” equal to 14.8265, to Brent, with Factor “i” equal to 0.7397.

c) It is important to emphasize that through Order No. 2,189, of August 16, 2016, the characteristics of the concession were changed, corresponding to items i and ii mentioned above. Moreover, in relation to item iii, since it is a commercial parameter change with the authorization of the Ministry of Mines and Energy (established in letter no. 188/2016-SPE-MME), the impact falls on the CCEARs.

d) In spite of such correction being strictly material, merely reflecting the rights and obligations regulated and originating from the 21st Auction for the Purchase of Electric Energy from New Generation Undertakings - and, thus, not representing innovation in the agreement of wills between the PARTIES, only correcting the aforementioned parameters in accordance with Aneel Ordinance no. 3,925/2016, it is necessary to register them in an amendment;

THE PARTIES DECIDE, by mutual agreement, to execute this AMENDMENT, which shall be governed by the following conditions and clauses:

CLAUSE 1 – PURPOSE

1.1 The purpose of this AMENDMENT is to amend the CEAR in accordance with the following provisions:

1.2 Item 2 of the preliminary considerations of the contract becomes effective with the following alteration:

“2. under the terms of the respective AUTHORIZING ACT granted by the Granting Authority, as provided in the NOTICE, SELLER was authorized to generate ELECTRIC ENERGY, through the operation of the Thermoelectric Plant (UTE) PORTO DE SERGIPE I, located in Barra dos Coqueiros, with INSTALLED POWER of 1515.64 MW (PORT OF SERGIPE I);”

1.3 ANNEX I TO THE CCEAR containing technical and commercial references shall come into force with the following alteration:

“2. Location: Barra dos Coqueiros”

“16. Conversion factor i: 0.7397 (unit of factor)”

1.4 The following items are changed in relation to clause 8 of the CCEAR:

“8.3.1

Where:

the conversion factor informed by SELLER in the TECHNICAL HABILITATION process, included in Annex I of the contract will be replaced from 14.8265 (Henry Hub) to 0.7397 (Brent).

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““8.10

Where:

 the conversion factor informed by SELLER in the TECHNICAL HABILITATION process, included in Annex I of the contract will be replaced from 14.8265 (Henry Hub) to 0.7397 (Brent).

1.5 All other clauses of the CCEAR that refer to items (sic) and 16 of ANNEX I shall consider the provisions of this AMENDMENT.

CLAUSE 2 - GENERAL PROVISIONS

2.1. The PARTIES acknowledge that all other clauses and conditions of the CONTRACT remain unchanged and valid, including as amended by any AMENDMENTS prior to this document and which have not been corrected hereby, which are ratified by the PARTIES herein.

IN WITNESS WHEREOF, the parties execute this instrument in the presence of the two undersigned witnesses.

[__________], [__________]

SELLER:

BUYER:

Witnesses:

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